RBC FUNDS TRUST

RBC BlueBay Emerging Market Select Bond Fund
RBC BlueBay Emerging Market Corporate Bond Fund
RBC BlueBay Global High Yield Bond Fund
RBC BlueBay Global Convertible Bond Fund
RBC BlueBay Absolute Return Fund
(each, a “Fund” and collectively, the “Funds”)

Supplement dated December 18, 2014 to the Prospectus dated November 27, 2013, as supplemented on June 24, 2014 and October 1, 2014 (the “Prospectus”)

This Supplement provides additional information beyond that contained in the
Prospectus and should be read in conjunction with the Prospectus.

Effective January 1, 2015, the Funds’ Board of Trustees has approved a change in the timing of the declaration of dividends of net investment income by the Funds to monthly rather than daily. The dividends will continue to be paid monthly.

To reflect this change, the third sentence under the caption “Dividends, Distributions and Taxes – Dividends and Distributions” on page 79 of the Prospectus is revised to read as follows effective January 1, 2015:

Each Fund expects to declare dividends monthly and distribute all of its net investment income, if any, to shareholders as dividends monthly.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE